UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2015

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Health Care REIT, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 19, 2015, Welltower Inc. (the “Company”) sold $500,000,000 aggregate principal amount of the Company’s 4.000% notes due 2025 (the “Notes”) pursuant to an automatic shelf registration statement of the Company on Form S-3 (File No. 333-203802) filed with the Securities and Exchange Commission on May 1, 2015.

The Notes are a further issuance of, are fungible with and are consolidated and form a single series with the Company’s 4.000% notes due 2025, issued on May 26, 2015 in the amount of $750,000,000. The aggregate principal amount of outstanding notes of this series as a result of the sale of the Notes is $1,250,000,000.

The Notes were issued under an Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), dated as of March 15, 2010 (the “Indenture”), as supplemented by Supplemental Indenture No. 11 between the Company and the Trustee, dated as of May 26, 2015 (the “Supplemental Indenture”), as amended by Amendment No. 1 to Supplemental Indenture No. 11 between the Company and the Trustee, dated October 19, 2015 (the “Amendment”). The Notes bear interest at a rate of 4.000% per year, payable semi-annually in arrears on June 1 and December 1 of each year, commencing December 1, 2015. The Notes mature on June 1, 2025.

The foregoing description of the Indenture, the Supplemental Indenture, the Amendment and the Notes is qualified in its entirety by reference to the Indenture, the Supplemental Indenture, the Amendment and the form of global note, attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of March 15, 2010, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form 8-K filed March 15, 2010, and incorporated herein by reference thereto).

4.2	Supplemental Indenture No. 11, dated as of May 26, 2015, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.2 to the Company’s Form 8-K filed May 27, 2015, and incorporated herein by reference thereto).

4.3	Amendment No. 1 to Supplemental Indenture No. 11, dated as of October 19, 2015, between the Company and the Trustee.

4.4	Form of Global Note due 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ THOMAS J. DEROSA
Name:	Thomas J. DeRosa
Title:	Chief Executive Officer

Dated: October 20, 2015

Exhibit Index

4.1	Indenture, dated as of March 15, 2010, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form 8-K filed March 15, 2010, and incorporated herein by reference thereto).

4.2	Supplemental Indenture No. 11, dated as of May 26, 2015, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.2 to the Company’s Form 8-K filed May 27, 2015, and incorporated herein by reference thereto).

4.3	Amendment No. 1 to Supplemental Indenture No. 11, dated as of October 19, 2015, between the Company and the Trustee.

4.4	Form of Global Note due 2025.